EXHIBIT 3


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18 United States Code), each of the undersigned officers of Paygard, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

The Report on Form 10-QSB for the quarter ended September 30, 2003 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                  /s/John Mitchell
 Date: June 21, 2004                           ----------------
                                                  John Mitchell
                                                  Chief Financial Officer


                                                  /s/Colin Gervaise-Brazier
                                                  -------------------------
                                                  Colin Gervaise-Brazier
                                                  President